UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

HP Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

HP INC. 1501 PAGE MILL ROAD PALO ALTO, CA 94304	Your Vote Counts! HP INC. 2022 Annual Meeting Vote by April 18, 2022 11:59 PM ET

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You invested in HP INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 19, 2022.

Get informed before you vote
View the 2022 Notice and Proxy Statement and 2021 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 5, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*
April 19, 2022
2:00 p.m., Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/HPQ2022

The company will be hosting the meeting virtually via the Internet this year. To attend the meeting go to www.virtualshareholdermeeting.com/HPQ2022. Have the control number that is printed above available and follow the instructions.

*Please check the meeting materials for any special requirements for meeting attendance. You can also vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	To elect each of the 13 director nominees named in the proxy statement
Nominees:
1a.	Aida M. Alvarez	For
1b.	Shumeet Banerji	For
1c.	Robert R. Bennett	For
1d.	Charles V. Bergh	For
1e.	Bruce Broussard	For
1f.	Stacy Brown-Philpot	For
1g.	Stephanie A. Burns	For
1h.	Mary Anne Citrino	For
1i.	Richard Clemmer	For
1j.	Enrique Lores	For
1k.	Judith Miscik	For
1l.	Kim K.W. Rucker	For
1m.	Subra Suresh	For
2.	To ratify the appointment of Ernst & Young LLP as HP Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2022	For
3.	To approve, on an advisory basis, HP Inc.’s executive compensation	For
4.	To approve the Third Amended and Restated HP Inc. 2004 Stock Incentive Plan	For
5.	Stockholder proposal to reduce the ownership threshold for calling a special meeting of stockholders	Against
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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